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STATE OF TENNESSEE

COUNTY OF HAMILTON                                               LEASE AGREEMENT


         THIS LEASE AGREEMENT ("the Lease") is made this _____ day of ___________, 1997, by and between the ____________________ (collectively, the
"Landlord") and SONIC AUTO WORLD, INC., a Delaware corporation, (the "Tenant"). SONIC FINANCIAL CORPORATION ("Guarantor") joins in this lease solely in its capacity as Guarantor.

                                   WITNESSETH:

         That for and in consideration of the mutual promises and agreements herein contained, the parties herewith agree as follows:

         1. Premises. The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, subject to the conditions hereinafter expressed, the real property more particularly described in EXHIBIT A attached hereto and incorporated by reference herein, together with the buildings, parking areas and all improvements thereon (collectively, the "Premises").

         2.       Term.

                  (a.) This Lease shall be for a ten (10) year period beginning __________ ___, 1997 (the "Commencement Date"), and ending at midnight
____________ ___, 2007, unless modified or earlier terminated pursuant to the terms hereof (the "Initial Term").

                  (b.) Provided that no Event of Default on the part of the Tenant shall have occurred and be continuing, the Tenant shall have the option to renew this Lease for two (2) additional five (5) year periods (the "Renewal Term(s)"). Subject to Section 3(e)(iv), each Renewal Term shall automatically commence as of the end of the Initial Term or the preceding Renewal Term, as applicable, unless the Tenant gives the Landlord written notice of termination not less than ninety (90) days prior to the expiration of the Initial Term or not less than ninety (90) days prior to the expiration of the preceding Renewal Term. As used herein, the Initial Term and the Renewal Term(s), if exercised, shall be referred to hereinafter as the "Term" or "Lease Term".

         3.       Rent.

                  (a.) The Tenant shall pay rental monthly, in advance, on or before the tenth (10th) day of each calendar month during the Lease Term without notice or demand (the "Rent"). The Rent for any partial month shall be paid in advance and prorated daily from such date to the first (1st) day of the next calendar month. The first (1st) payment of Rent shall be due and payable on or before the execution of this Lease. Checks shall be made payable to Landlord and mailed or delivered to the address set forth in Section 19 below or such other address as Landlord may designate to the Tenant in writing. All past due Rent shall bear interest at the rate of ten


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twelve percent (12%) per annum, if not received by Landlord, commencing on the tenth (10th) day of the month.

         (b.)     During the Initial Term, the monthly rental shall be
         ($                ).

         (c.) During the first Renewal Term, if any, the monthly rental shall be the Fair Market Monthly Rental (as later defined), established and fixed as the first day of the first full calendar month of the first Renewal Term.

         (d.) During the second Renewal Term, if any, the monthly rental shall be the Fair Market Monthly Rental, established and fixed as of the first day of the first full calendar month of the second Renewal Term.

         (e.) As used herein, "Fair Market Monthly Rental" with respect to any calculation date means the then existing fair market arms-length monthly rental for a property substantially similar in size, nature and location to the Premises for a five-year lease containing substantially the same terms and conditions as the Lease. Landlord and Tenant shall negotiate in good faith as to Fair Market Monthly Rental as follows:

         (i.) Not later than one hundred eighty (180) days prior to the expiration of the Initial Term or the first Renewal Term, as applicable, Landlord shall notify Tenant in writing of Landlord's proposed Fair Market Rental and the basis thereof;

         (ii.) No later than the latter to occur of [A] the date one hundred fifty (150) days prior to the expiration of the Initial Term or the first Renewal Term, as applicable and [B] the date thirty (30) days after the date upon which Tenant received Landlord's written notice described in Section 3(e)(i), Tenant shall by written notice to Landlord either accept or reject Landlord's proposed Fair Market Monthly Rental. Failure to timely reject shall constitute acceptance. The rejection notice, if any, shall contain Tenant's proposed Fair Market Monthly Rental and the basis thereof;

         (iii.) No later than the latter to occur of [A] the date one hundred twenty (120) days prior to the expiration of the Initial Term or the first Renewal Term, as applicable and [B] the date thirty (30) days after the date upon which Landlord received Tenant's written notice described in Section 3(e)(ii), Landlord shall by written notice to Tenant either accept or reject Tenant's proposed Fair Market Monthly Rental. Failure to timely reject shall constitute acceptance; and

         (iv.) If Landlord shall reject Tenant's proposed Fair Market Monthly Rental, then a real estate professional (broker, appraiser, etc.)

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                  mutually agreeable to Landlord and Tenant shall select either
                  Landlord's proposed Fair Market Monthly Rental or Tenant's proposed Fair Market Monthly Rental as that most closely approximating the fair market monthly rental for a property substantially similar to the Premises then prevailing in the applicable real estate market. If Landlord and Tenant cannot agree on a real estate professional, then Landlord and Tenant shall each designate such a real estate professional and the two designated real estate professionals shall select a third real estate professional to make the final determination between the two proposed Fair Market Monthly Rentals. If Landlord's proposed Fair Market Monthly Rental shall be designated by this third real estate professional, and notwithstanding any earlier renewal by action or inaction of Tenant, then Tenant may terminate the Lease as of the end of the Initial Term or the Renewal Term, as applicable.

         4. Holding Over. Should the Tenant hold over and remain in possession of the Premises after the expiration of the Term of this Lease without the Landlord's written consent, it shall not be deemed or construed to be a renewal of this Lease but shall only operate to create a month-to-month tenancy-at-will which may be terminated by either party at the end of any month upon thirty (30) days prior written notice to the other party, and by such holding over, the Tenant shall be deemed to have agreed to be bound by all of the terms of this Lease; except that the Rent shall be one hundred and fifty percent (150%) of the then current Rent.

         5.       Use of Leased Premises; Compliance with Laws.

                  (a.) The Tenant shall use the Premises for an automobile dealership or for any other lawful purpose. The Tenant's use of the Premises shall, subject to the right of diligent contest, comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or rating bureaus) having jurisdiction over the Premises; provided, however, that Tenant shall indemnify Landlord for any costs which Landlord suffers as a result of any contest by Tenant of any such law, ordinance, order, regulation or zoning classification. The Tenant shall not perform any act or follow any practice relating to the Premises which shall constitute a nuisance. The Tenant, without cost or expense to the Landlord, shall make or cause to be made all alterations, additions and improvements requiring expenditures in the nature of capital expenditures where such are required to be made under any applicable laws, ordinances, rules or regulations, now or hereafter adopted or extended during the Initial Term; provided, however, such obligations of the Tenant shall be limited to costs and expenses not to exceed $5,000 for any one item and an aggregate of $25,000 for all items during the Initial Term. With respect to any such costs or expenses in excess of such limitations, the bearing of such costs or expenses shall be subject to mutual agreement of the Landlord and the Tenant. If the parties are unable to agree mutually on any such excess costs or expenses, then either party may elect to terminate this Lease upon 90 days written notice to the other party. During such 90-day period, the parties shall continue to negotiate towards a mutual agreement with respect to such excess

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costs or expenses, it being understood that this Lease shall terminate at the end of such 90-day period, notwithstanding failure to reach such agreement for any reason whatsoever.

                  (b.) Except as described on SCHEDULE 5(B.), Landlord represents and warrants that the Premises comply with all laws, rules and regulations (including OSHA, CERCLA and all environmental laws, rules and regulations) applicable zoning and other laws, ordinances, regulations and building codes and Landlord has not received any notice of any violation thereof which has not been remedied.

         6. Tenant's Covenant to Repair. The Tenant shall, throughout the Term of this Lease, at its sole expense, be responsible for all repairs and maintenance of all parts and components of the Premises, including, without limitation, the roof and structural repairs. If Tenant shall fail to make such repairs and such failure shall continue after thirty (30) days written notice to the Tenant of such failure, the Landlord may, but shall not be required to, make such repairs for the Tenant's account, and the reasonable expense thereof shall constitute and be collectible as additional rent.

         7. Surrender. The Tenant shall on the last day of the Lease Term, or upon the sooner termination of this Lease, peaceably and quietly surrender the Premises to the Landlord, in as good condition as the Premises were when received, ordinary wear and tear and damage by casualty excepted.

         8. Alterations. No structural alteration, addition or improvement to the Premises shall be made by the Tenant without the consent of the Landlord, such consent not to be unreasonably withheld or delayed. Any alteration, addition or improvement made by the Tenant and any fixtures installed as part thereof, may, at the Tenant's sole option, remain the property of the Tenant or become a part of the Landlord's property, upon surrender of the Premises, unless otherwise agreed to in writing by the parties. Tenant hereby agrees to indemnify and hold harmless Landlord from any costs which Landlord may incur as a result of any lien on the Premises due to an alteration by Tenant.

         9. Utilities and Other Services. The Premises shall be furnished with and the Tenant shall pay for all water, steam, heat, gas, hot water, electricity, light and other utilities ("Utilities") used on the Premises. The Tenant shall cause the provider of the Utilities to bill Tenant directly as soon as reasonably possible. If the Landlord provides any of the Utilities to Tenant, the Landlord shall give the Tenant at least twenty-four (24) hours prior written notice of any interruption or discontinuance of utility service, except in the case of an emergency. If any services required to be furnished by the Landlord hereunder are interrupted for more than twenty-four (24) hours and such interruption was caused by an act or omission the Landlord, its agents or employees or is within the Landlord's control, then all Rent shall abate until such services are restored. If any such services provided by Landlord are not restored within one (1) week, Tenant may, at its option, terminate this Lease.

         10. Performance by Tenant of Landlord's Obligations. If the Landlord defaults in the observance or performance of any term or covenant on the Landlord's part to be observed or performed under any of the terms or provisions of this Lease, and such failure shall continue for

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thirty (30) days after written notice from the Tenant of such failure the Tenant may immediately or at any time thereafter and without further notice, perform the same for the account of the Landlord, and if the Tenant makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest at the rate of ten percent (10%) per annum or the highest rate permitted by law, whichever is less and costs shall be deducted by the Tenant from any rental due hereunder.

         11. Entry. The Landlord, any mortgagee for the Premises and their agents or representatives may enter the Premises at reasonable times during normal business hours upon forty-eight (48) hours prior written notice for the purpose of inspecting the Premises, performing Landlord's repair and maintenance obligations hereunder, any work which the Landlord elects to undertake made necessary by reason of the Tenant's default under the terms of this Lease. The Landlord shall use its best efforts not to disturb the Tenant as a result of any such entry by the Landlord, its employees or agents. In the case of an emergency, Landlord may enter the Premises without notice for the purposes of dealing with the emergency.

         12. Assignment and Subletting. The Tenant may, during the Term of this Lease, assign, mortgage or encumber this Lease or sublet or permit the Premises or any part thereof to be used by others, without the prior written consent of the Landlord; provided, however, that (i) if the Tenant assigns this Lease to a person or entity other than a subsidiary or an affiliate (which means an entity in which the Tenant has a significant ownership interest) and the agreement between the Tenant and such third party provides for payment of rent in excess of 110 percent (110%) of the rental payments due under this Lease (the "Excess Payments"), then the Landlord shall be entitled to recover from the Tenant the Excess Payments, and (ii) in no event shall any assignment, mortgage, encumbrance or sublease release the Tenant or its assigns from its obligations hereunder without the prior written approval of Landlord.

         13. Taxes and Assessments. The Tenant shall pay all real property taxes assessed or assessable on the Premises and the Tenant shall pay all personal property taxes and all other taxes, license fees, assessments and charges levied against or necessary for the operation of the Tenant's business on the Premises. Landlord agrees to promptly give Tenant a copy of any written notices or bills received by Landlord concerning the real property taxes. Tenant shall pay the real property ad valorem taxes attributable to the Premises prior to delinquency. Tenant shall have the right to protest any tax charges, valuations or appraisals in its own name or in Landlord's name and Landlord agrees to cooperate with Tenant if Tenant chooses to do so; provided, however, that such protest will not result in a forfeiture of Landlord's interest in the property and provided that Tenant shall indemnify Landlord for any costs which Landlord suffers as a result of any contest by Tenant of any such tax charges, valuations or appraisals.

         14.      Casualty.

                  (a.) In case of damage to or destruction of any building forming part of the Premises or of any machinery, fixtures or equipment (except equipment and furnishings purchased by the Tenant) used in the operation and maintenance thereof, by fire or otherwise, the Tenant shall, with the insurance proceeds assigned by Landlord pursuant to Section 15, but, subject to

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Subsection 14(c.) below, use reasonable diligence to restore, repair, replace, rebuild, or alter the Premises as nearly as possible to the condition such property was in immediately prior to such damage or destruction. Such restoration, repair, replacement, rebuilding, or alteration shall be commenced as soon as practicable after such damage or destruction, and after such work has been commenced it shall be continuously prosecuted with reasonable diligence to its completion. Tenant's obligations hereunder shall be limited to the amount of any insurance proceeds received by assignment from Landlord.

                  (b.) If Tenant is deprived of the use of all or any portion of the Premises by reason of such damage or the repair thereof, the Rent and any other fees or charges payable hereunder (if any) shall be abated or proportionately reduced according to the extent to which Tenant is deprived of its use of the Premises. After Tenant has completed its repair of all damage and restored the Premises to its condition immediately prior to such damage, the abatement or proportionate reduction of Rent and other charges hereunder shall terminate on the date which is the earlier of:

                  (i.) The date on which Tenant resumes normal business operations in the Premises or the damaged portion thereof; or

                  (ii.) The date which is ten (10) days after the date on which Tenant has completed its repair and so restored the Premises or the damaged portion thereof.

                  (c.) Notwithstanding any provision herein to the contrary, if the Tenant determines, in its sole discretion, that such casualty or the repair and restoration of the Premises is substantial and materially affects the Tenant's business, the Tenant may elect to terminate this Lease by written notice to the Landlord within sixty (60) days after such casualty. Tenant shall return all insurance proceeds for restoration of the premises to Landlord in full satisfaction of any claim by Landlord.

         15.      Insurance.

                  (a.) Tenant shall at its expense, shall maintain in force during the Term comprehensive public liability coverage insuring Tenant and Landlord against liability arising from Tenant's use, occupancy or maintenance of the Premises. Tenant's coverage shall be in the amount of not less than $5,000,000 for property damage and bodily injury to or death of one person in any accident or occurrence and in the amount of not less than $5,000,000 for property damage and bodily injury to or death of more than one person in any one accident or occurrence.
Tenant may provide its coverage under a blanket coverage plan.

                  (b.) Tenant shall at its own expense maintain in force during the Term (including any renewal period or holdover period) fire, casualty, and extended coverage insurance covering the full replacement cost of the Premises and its contents other than Tenant's personal property. Such policy shall name Tenant only as loss payee, and Landlord hereby assigns all of its current and future interest in all insurance proceeds from policies insuring the Premises to

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Tenant and agrees to execute any documents reasonably deemed necessary by Tenant to effect such assignment.

                  (c.) Tenant shall maintain and pay for all fire and extended coverage insurance on its personal property located on the Premises, including trade fixtures, equipment, machinery, inventory or other personal property belonging to or in the custody of Tenant. Such policy shall name Tenant as loss payee.

                  (d.) All coverage maintained by Tenant pursuant to Subparagraph (a) and (b) shall be provided by companies or trusts which may legally provide the coverage set forth herein and shall be in form and substance, and from a company or trust, reasonably satisfactory to Landlord and Tenant and shall provide that coverage will not be subject to cancellation, termination, revocation or material change except after 30 days' prior written notice to Landlord and Tenant.

                  (e.) Prior to the Commencement Date of this Lease, and thereafter upon Tenant's or Landlord's written request at least thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Lease, Landlord and Tenant shall furnish to each other certificates of coverage and certified copies of policies pursuant to Subparagraphs (a), (b) and (c) and both parties shall also provide certificates to each other evidencing all renewals of such policies.

                  (f.) Landlord and Tenant waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any insured loss or damage that may occur to the Premises, or personal property therein or thereon, by reason of fire or the elements regardless of cause or origin, including negligence of Landlord or Tenant or their agents, officers and employees to the extent that such loss or damage is covered by proceeds from an insurance policy or other coverage maintained hereunder and such proceeds are paid to the injured party. Because this paragraph will preclude the assignment of any claim mentioned in it, by way of subrogation or otherwise, to an insurance company or any other person or provider of coverage hereunder, the parties agree immediately to give to each insurance company which has issued to it policies of insurance covering risks of direct physical loss (or company or trust providing coverage hereunder), written notice of the terms of the mutual waivers contained in this Section 15, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers contained in this paragraph, and to secure from their respective insurers waivers of the insurer's subrogation rights.

         16.      Environmental Matters.

                  (a.) Except as otherwise noted in Schedules 3.29 to the Asset Purchase Agreement to which this Lease is an exhibit, Landlord represents and warrants to Tenant that there are no chemical substances, asbestos, asbestos containing materials, oil, gasoline, other petroleum products or by-products, formaldehyde, polychlorinated biphenals (PCB's), lead or lead dust, fuel storage tanks, natural or synthetic gas products or any toxic, carcinogenic, radioactive, dangerous or hazardous material, substance, chemical, waste, contamination or pollutant the

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generation, use, maintenance, storage or removal of which is regulated, prohibited or penalized under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601, et seq; and any other federal, state or local laws pertaining to so-called "hazardous substances" or "hazardous materials" (collectively, the "Hazardous Materials") on or within any portion of the Premises; provided, however, that minor quantities of such substances may be used or stored by Tenant on the Premises on the condition that such quantities and the use thereof are permitted by or are exempt from applicable governmental regulations and such quantities shall be excluded from the definition of Hazardous Materials.

                  (b.) Throughout the Term of this Lease, Landlord and Tenant each hereby covenant and agree that they shall not cause, permit or allow any Hazardous Materials to be placed, stored, dumped, dispensed, released, discharged, deposited, used, transported or located on any portion of the Premises; provided, however, that the Tenant shall be permitted to store and use inventory of substances included within the definition of Hazardous Materials, and wastes therefrom, so long as such substances are used in the ordinary course of business of an automobile dealership (including without limitation, repair and maintenance facilities).

                  (c.) To the extent not caused by or resulting from the acts or omissions of Tenant, its agents, servants, employees or contractors, Landlord agrees to immediately clean up any Hazardous Materials found on or within any portion of the Premises and to remediate the Premises, to comply with any and all laws, ordinances, rules or regulations regarding Hazardous Materials and clean up thereof, and to pay for all clean up and remediation costs at no cost to Tenant. To the extent caused by or resulting from the acts of Tenant, its agents, servants, employees, or contractors, Tenant agrees to immediately clean up any Hazardous Materials found on or within any portion of the Premises and, with respect to such matters as described herein for which Tenant is responsible, to remediate the Premises, to comply with any and all laws, ordinances, rules or regulations regarding Hazardous Materials and clean-up thereof, and to pay for all clean-up and remediation costs at no cost to Landlord. Each parties' respective clean-up and/or remediation efforts as described herein shall mean and refer to those actions which are necessary and required under applicable laws with respect to the Hazardous Materials in question.

                  (d.) To the extent that Landlord is responsible for the same in accordance with Subparagraph (c) above, Landlord hereby agrees to indemnify, release and hold Tenant, its successors, assigns, subtenants, officers, directors, shareholders and employees, harmless from and against all Liabilities (defined below) incurred in connection therewith, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or taken by Tenant, before or after the expiration of the term of this Lease as a result of the presence, disturbance, discharge, release, removal or cleanup of any Hazardous Materials upon or under, on or off site, associated with or flowing or originating from the Premises. To the extent that Tenant is responsible for the same in accordance with Subparagraph (c) above, Tenant hereby agrees to indemnify, release and hold Landlord its successors, assigns, officers, directors, shareholders and employees, harmless from and against all Liabilities, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or

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taken by Landlord, before or after the expiration of the term of this Lease as a result of the presence, disturbance, discharge, release, removal or clean-up of any Hazardous Materials upon or under, on or off site, associated with or flowing or originating from the Premises. The term "Liabilities" as used in this paragraph is hereby defined as any and all liabilities, expenses, demands, damages, punitive or exemplary damages, consequential damages, costs, cleanup costs, response costs, losses, causes of action, claims for relief, attorneys and other legal fees, other professional fees, penalties, fines, assessments and charges.


         17.      Default; Remedies.

                  (a.) Upon the occurrence of any one or more of the following events (the "Events of Default"), the party not in default shall have, at its option, the right to exercise any rights or remedies available in this Lease, at law or in equity. Events of Default shall be:

                  (i.) Tenant's failure to pay when due any Rent, or either party's failure to pay when due any other sum of money payable hereunder, and such failure is not cured within ten (10) days after receipt of written notice thereof;

                  (ii.) Failure by either party to perform any other of the terms, covenants or conditions contained in this Lease to be performed by such party if not remedied within thirty (30) days after receipt of written notice thereof, or, if such default cannot reasonably be remedied within such period, such party does not within thirty (30) days after written notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter complete such act or acts within a reasonable time;

                  (iii.) Either party becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if such party makes an assignment for the benefit of creditors, or if its interest in this Lease are attached, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within sixty (60) days;

                  (iv.) Either party fails to provide insurance coverage (or allows such coverage to be canceled or lapse) pursuant to its obligation hereunder; or

                  (v.) Breach by the Landlord of its obligations under Section
23.

                  (b.) In addition to its other remedies, either party, upon an Event of Default by the other party, shall have the immediate right, after any applicable grace period expressed herein, to (i) terminate and cancel this Lease, (ii) pay or perform any obligation on the part of the defaulting party to be paid or performed, upon demand, including all costs and expenses incurred (or in the case of the Tenant, the Tenant may offset such amount(s) from any rental due hereunder), (iii) for any sums due, collect a penalty of ten percent (10%) of monthly Rent, and/or

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(iv) the right to pursue any other remedy available to the parties under the laws of the State of Tennessee.

         18. Eminent Domain. If any substantial material portion of the Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof), then the Landlord shall, with reasonable diligence, repair and restore the Premises to the best possible tenantable condition and the Rent shall be equitably reduced. All compensation awarded for any taking (or the proceeds of a private sale in lieu thereof) shall be the property of the Landlord, whether such award is for compensation for damages to the Landlord's or Tenant's interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall not have any interest in any separate award made to Tenant for loss of business, moving expenses or the taking of Tenant's trade fixtures or equipment if a separate award for such items are made to Tenant. Additionally, if the Tenant elects in its good faith discretion, that such taking and restoration of the Premises is substantial and materially affects the Tenant's business, the Tenant may elect to terminate this Lease by written notice to the Landlord within sixty
(60) days after such taking.

         19. Notices. All notices, approvals, requests, consents and other communications given pursuant to this Lease shall be in writing and shall be deemed to have been duly given (i) when actually received by the addressee if hand delivered, sent by facsimile transmission (provided that any notice so sent shall also be mailed to the recipient), sent by private mail or courier service or sent by United States regular mail; or (ii) two days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by registered or certified mail, postage and charges prepaid, addressed as follows or at such other address as either party may specify from time to time by notice to the other party:

                  TO TENANT:        Sonic Auto World, Inc.
                                    P.O. Box 18747
                                    Charlotte, North Carolina 28218
                                    Attention: Theodore Wright
                                    Telephone: (704) 532-3306
                                    Facsimile: (704) 532-3312

                  TO LANDLORD:      c/o John Konvalinka, Esquire
                                    Grant, Konvalinka and Harrison, P.C.
                                    Ninth Floor, Republic Centre
                                    633 Chestnut Street
                                    Chatanooga, Tennessee 37450
                                    Telephone: (423)756-8400
                                    Facsimile: (423) 756-0643

                                    cc:      Joel W. Richardson, Jr., Esquire
                                             Miller & Martin
                                             Suite 1000, Volunteer Building
                                             832 Georgia Avenue
                                             Chattanooga, Tennessee 37401

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                                              Telephone: (423) 756-6600
                                              Facsimile: (423) 785-8480

         20. No Waiver. No course of dealing between the Landlord and the Tenant, or any delay or omission of the Landlord or the Tenant to insist upon a strict performance of any term or condition of this Lease shall be deemed a waiver of any right or remedy that such party may have, and shall not be deemed a waiver of any subsequent breach of such term or condition.

         21. Tenant Property. The Tenant may install such fixtures and equipment in the Premises as it desires, so long as such do not affect the structural integrity of the Premises. Any such fixtures and equipment shall remain the exclusive property of the Tenant and the Tenant shall have the right at any time to remove any or all such fixtures and equipment; provided that the Tenant shall repair any damage to the Premises occasioned by the removal of its fixtures and equipment.

         22. Signs. The Tenant may erect its customer signs used to identify the business on exterior walls or the roof of the Premises, provided any such signs conform to all such ordinances pertaining thereto.

         23. Quiet Enjoyment. The Landlord covenants and agrees that the Tenant, upon paying the rent and observing and keeping the covenants, agreements and stipulations of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the Premises during the Term without hindrance, ejection or molestation. The Landlord covenants and warrants that it is lawfully seized of the Premises and has good, right and lawful authority to enter into this Lease for the full term aforesaid, that the Premises are free and clear of all encumbrances and easements other than routine utility service easements serving the Premises and not materially and adversely affecting the Tenant's use of the Premises and that Landlord will put the Tenant in actual possession of the Premises on the Commencement Date.

         24. Subordination. This Lease is subject and subordinate to any and all mortgages or deeds of trust now on the Premises, and this clause shall be self-operative without any further instrument necessary to effect such subordination; provided, however, that such subordination of this Lease is conditional upon the mortgagee under such mortgage, or the trustee and the beneficiary under such deed of trust, executing and delivering to the Tenant a commercially reasonable written instrument in recordable form providing that this Lease will not be affected by any foreclosure or other default proceeding under such mortgage or deed of trust. As a condition to receiving such a non-disturbance agreement, the Tenant shall agree that this Lease will remain in full force and effect notwithstanding such foreclosure or default proceeding, and that it shall attorn to the mortgagee, trustee or beneficiary, or their successors and assigns, or to the purchaser at any foreclosure sale. The Landlord shall be responsible for paying all legal fees and expenses incurred by Tenant in obtaining any subordination, non-disturbance and attornment agreement described herein.

         25. Brokers. The Landlord and the Tenant represent and warrant to the other that neither of them have engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder for the purpose of leasing the Premises, and that no broker's or real estate

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or other similar commissions or fees are or shall be due in respect of the transaction contemplated by this Lease. The Landlord and the Tenant each agrees to indemnify, defend and save harmless the other from and against any cost and expense, including reasonable attorney's fees, incurred by the other as a result of the untruth of any of the foregoing representations made by it.

         26. Invalidity. If any provision of this Lease shall be declared invalid or unenforceable, the remainder of the Lease shall continue in full force and effect.

         27. Counterparts. This Lease may be executed in two (2) or more counterparts, which taken together shall be deemed one (1) original.

         28. Memorandum of Lease. The parties hereto agree not to record this Lease. The parties agree to execute and to record in the Public Registry for Hamilton County, Tennessee, a Memorandum of this Lease in the form attached as EXHIBIT B.

         29. Cumulative. All rights and remedies of Landlord and Tenant herein shall be cumulative and none shall be exclusive of any other or of any rights and remedies allowed by law.

         30. Governing Law. This Lease shall be governed by, construed, and enforced in accordance with the laws of the State of Tennessee.

         31. Successors and Assigns. The covenants, terms, conditions, provisions, and undertakings in this Lease shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto, and shall be construed as covenants running with the land.

         32. Entire Agreement. This Lease, together with any exhibits attached hereto, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this Lease. All prior understandings, terms, or conditions are deemed merged in this Lease. This Lease cannot be changed or supplemented orally, but may be modified or amended only by a written instrument executed by the parties. Any disputes regarding the interpretation of any portion of this Lease shall not be presumptively construed against the drafting party.

         33. Survival. Landlord's and Tenant's indemnities set forth in Paragraph 16 shall survive termination of this Lease.

         34.      Time of Essence.  Time is of the essence under this Lease.

         35. Attorney's Fees. In the event of litigation between the parties, the non-prevailing party in such litigation agrees to pay an additional amount equal to the reasonable attorney's fees of the prevailing party in such litigation.

         36. Guaranty of Lease. Guarantor hereby guarantees all of the obligations and duties of Tenant under this Lease. Guarantor shall be irrevocably released from this guaranty at such

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time as (i) Tenant shall have a net worth of $20,000,000.00 or (ii) Tenant shall complete an initial public offering of its common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, which initial public offering results in net proceeds to the issuer of not less than $50,000,000.00.

                           [SIGNATURE PAGE TO FOLLOW]



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         IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this
Lease the day and year first above written.

TENANT:

SONIC AUTO WORLD, INC.
                                                  [CORPORATE SEAL]
By:      ________________________________
Title:   ________________________________         Attest:  _____________________
                                                           _________ Secretary
LANDLORD:

                   [Landlord's signature bloc to be provided.]





GUARANTOR:

SONIC FINANCIAL CORPORATION
                                                  [CORPORATE SEAL]
By:      ________________________________
Title:   ________________________________         Attest:  _____________________
                                                           _________ Secretary




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